UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia  23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Amendment on Form 8-K/A amends the Current Report on Form 8-K of Old Point Financial Corporation (the Company) filed on April 22, 2021 (the Original Filing) to supplement Item 5.02 of the Original Filing.  Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported by the Company under Item 5.02 of the Original Filing, on April 20, 2021 the Company and Eugene M. Jordan, II agreed that Mr. Jordan would transition into the position of General Counsel of the Company and out of the position of President & CEO of Old Point Trust & Financial Services, N.A., a wholly-owned subsidiary of the Company (Old Point Trust), with such transition to be effective when the Company identifies a new President & CEO of Old Point Trust.

Effective September 13, 2021, A. Eric Kaunders, Jr. was appointed as President & CEO of Old Point Trust, and Mr. Jordan ceased serving in that role and began serving as General Counsel and Secretary of the Company.  The Company has not made any changes to Mr. Jordan’s compensation arrangements in connection with Mr. Jordan’s service as General Counsel and Secretary of the Company.

Item 7.01	Regulation FD Disclosure.

On September 16, 2021, the Company issued a press release announcing the appointment of Mr. Kauders, Jr. as President & CEO of Old Point Trust. A copy of the Company’s press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference herein.

The information disclosed in or incorporated by reference into this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: September 16, 2021
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer